Exhibit 10.1

EXTENSION OF OPTION AGREEMENT

WHEREAS, ARBUTUS MINERALS LLC (“Arbutus’) and LRE EXPLORATION LLC (“LRC”) are parties to a Property Option Agreement (the “Agreement”) dated November 30, 2010; and

WHEREAS, Section 4.3 b) of the Agreement requires LRE to pay Arbutus Ten Thousand Dollars ($10,000) on or before November 30, 2011; and

WHEREAS, on October 18, 2011, Arbutus and LRE extended the November 30, 2011, payment date by six (6) additional months until May 31, 2012; and

WHEREAS, Arbutus and LRE desire to extend the May 31, 2012 payment date by six (6) additional months until November 30, 2012.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

The payment date of November 30, 2011 as defined in the Agreement and which was previously extended to May 31, 2012 is hereby further extended to November 30, 2012.

All other terms of the Agreement shall remain in full force and effect.

This agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties have executed this Extension of the Option Agreement effective as of April 3, 2012.

ARBUTUS MINERALS LLC

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Richard Green, Manager

LRE EXPLORATION LLC

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Ruth Cruz Santos, Manager